UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2026

Central Index Key Number of the issuing entity: 0002091562

Morgan Stanley Bank of America Merrill Lynch Trust 2025-5C2

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

Central Index Key Number of the sponsor: 0001089877

KeyBank National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-282944-03	38-4369441 38-4369442 38-7359925
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

1585 Broadway,
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

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Section 8 – Other Events

Item 8.01 – Other Events.

Effective as of August 18, 2026, Argentic Services Company LP (“Argentic”), a Delaware limited partnership, will act as special servicer for the Vertex HQ mortgage loan and each related pari passu and/or subordinate promissory note (collectively, the “Vertex HQ Non-Serviced Loan Combination”), which is serviced under the trust and servicing agreement for the VRTX 2025-HQ securitization (the “VRTX 2025-HQ TSA”), replacing Situs Holdings, LLC as special servicer for such non-serviced loan combination. Argentic was appointed at the direction of Blue Owl Real Estate Debt Advisors LLC, the directing certificateholder under the VRTX 2025-HQ TSA. As special servicer for the Vertex HQ Non-Serviced Loan Combination, Argentic will be responsible for the servicing and administration of the Vertex HQ Non-Serviced Loan Combination if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the Vertex HQ Non-Serviced Loan Combination when the Vertex HQ Non-Serviced Loan Combination is not specially serviced. Servicing of the Vertex HQ Non-Serviced Loan Combination will continue to be governed by the VRTX 2025-HQ TSA.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
		Name:	Jane Lam
		Title:	President
Dated: August 18, 2026

MSBAM 2025-5C2 – 8-K